SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report:  September 8, 1995
(Date of earliest event reported)



          Residential Asset Securities Corporation
  (Exact name of registrant as specified in its charter)


Delaware                  33-56893           51-0362653
(State or Other Juris-    (Commission       (I.R.S. Employer
diction of Incorporation) File Number)     Identification No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota

                                                     55437
(Address of Principal Executive Office)            (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000





Item 5.   Other Events.


          On September 28, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1995-KS3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

          In connection with the expected sale of the Series 1995-KS3 Certificates, the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets consist of the first 7 pages that appear after the Form SE cover sheet and the page headed "NOTICE" and supersedes all collateral information contained in any Collateral Term Sheets related to the Mortgage Loans previously provided by the Underwriter.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The
Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




Item 7.   Financial Statements, Pro Forma Financial Information

          and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits



               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.          Description

          1               99        Collateral Term Sheets





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                RESIDENTIAL ASSET
                                SECURITIES CORPORATION

                                By: /s/ Teresa Rae Farley, Esq.
                                Name: Teresa Rae Farley, Esq.
                                Title: Vice President




Dated: September 9, 1995


                    EXHIBIT INDEX


                Item 601 (a) of      Sequentially
 Exhibit        Regulation S-K       Numbered
 Number         Exhibit No.          Description       Page

 1              99                 Collateral Term     Filed
                                        Sheets        Manually



                     EXHIBIT

              (Intentionally Omitted)